Exhibit 10.1

                       PROTEIN POLYMER TECHNOLOGIES, INC.
                           8% SECURED PROMISSORY NOTE
                                DUE JULY 12, 2006
                            NOW DUE JANUARY 10, 2007
                                 AMENDMENT NO. 3
                         DATED AS OF SEPTEMBER 29, 2006

      On April 13, 2006, Protein Polymer Technologies, Inc., ("Maker"), issued to Matthew J. Szulik ("Payee") a note (the "Note") in the Principal amount of One Million ($1,000,000.00) Dollars pursuant to which, among other things, Maker agreed to pay the Obligations, as defined therein, to Payee on July 12, 2006, or sooner as otherwise provided therein. On July 12, 2006, Maker and Taurus Advisory Group, LLC, as agent for Payee, ("Agent") executed Amendment No. 1 to the Note pursuant to which, among other things, "July 12, 2006" in the first paragraph of the Note was changed to "October 10, 2006." On August 18, 2006, as of July 14, 2006, Maker and Agent executed Amendment No. 2 to the Note pursuant to which, among other things, One Million ($1,000,000.00) Dollars" was changed to "One Million Five Hundred Thousand ($1,500,000.00) Dollars." In accordance with the terms of Section 10 (f) thereof, the Note is hereby amended as follows:

1. In the first paragraph (i) Payee's address is changed from c/o Taurus Advisory Group, LLC, 2 Landmark Square, Suite 211, Stamford, Connecticut 06901 to c/o Taurus Advisory Group, LLC, One Hibiscus Alley, St. Thomas, VI 00802;
(ii) "One Million Five Hundred Thousand ($1,500,000.00) Dollars" is changed to "Two Million Five Hundred Thousand ($2,500,000.00) Dollars"; and (iii) "October 10, 2006" is changed to "January 10, 2007."

Maker shall accrue Interest to Payee as follows: (i) 8% per annum on Principal in the amount of One Million ($1,000,000.00) Dollars from April 12, 2006 through the date that all of the Obligations are paid in full; plus (ii) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from July 14, 2006 through the date that all of the Obligations are paid in full; plus
(iii) 8% per annum on Principal in the amount of One Million ($1,000,000.00) Dollars from September 6, 2006 through the date that all of the Obligations are paid in full.

2. In Section 10(c) the governing law is changed from the State of Connecticut to such jurisdiction as shall be determined by Payee and the venue is changed from the state or federal courts, as appropriate, in Fairfield County, Connecticut to such jurisdiction and venue as shall be determined by Payee.

      Counterparts. This Amendment No. 3 may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Amendment No. 3.

      Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of such jurisdiction as shall be determined by Payee.

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Amendment No. 3, executed on September 29, 2006
to $1,000,000.00 Secured Promissory Note of Protein Polymer Technologies, Inc.
payable to Mathew J. Szulik
dated April 13, 2006 and Amended
as of July 12, 2006 and July 14, 2006

      Except as set forth above, the Note, as amended pursuant to Amendment No. 1 and Amendment No. 2, is not modified, changed or otherwise amended and remains in full force and effect in accordance with its terms as amended herein.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 to the Note on September 29, 2006.

                                     Protein Polymer Technologies, Inc., Maker, a Delaware corporation

                                     By:
                                         ---------------------------------------
                                         William N. Plamondon III,
                                         Chief Executive Officer

                                     Taurus Advisory Group, LLC, as agent for
                                     Matthew J. Szulik, Payee


                                     -------------------------------------------
                                     James Tagliaferri,
                                     Managing Director